Exhibit 99.1

MPG OFFICE TRUST, INC. ANNOUNCES SETTLEMENT WITH PUTATIVE CLASS ACTION
PLAINTIFFS REGARDING ACQUISITION BY BROOKFIELD

Los Angeles, CA – July 10, 2013 – MPG Office Trust, Inc. (NYSE: MPG) (“MPG” or the “Company”) announced today that it and other named defendants have entered into a memorandum of understanding (“MOU”) with plaintiffs’ counsel in connection with the previously consolidated putative common stockholder class action lawsuits filed in Maryland and California state court in connection with the proposed acquisition of MPG by Brookfield Office Properties Inc. (“BPO”).

Under the terms of the MOU, MPG will (i) provide additional disclosures in an amendment to its proxy statement (such amendment to be filed with the Securities and Exchange Commission (the “SEC”) on July 10, 2013), (ii) amend the Agreement and Plan of Merger (as amended by that certain Waiver and First Amendment to Agreement and Plan of Merger, the “Merger Agreement”) between MPG and certain affiliates of BPO to permit the Company to release third parties currently subject to confidentiality agreements with the Company from any standstill restrictions contained in such agreements, and (iii) file a Current Report on Form 8-K with respect to such additional disclosures, the MOU and the Merger Agreement amendment. The MOU reflects the parties’ agreement in principle to resolve the allegations by settling the common stockholder plaintiffs’ actions against MPG and other defendants in connection with the Merger Agreement and provides a release and settlement by the purported class of MPG’s common stockholders of all claims against MPG and other defendants and their affiliates and agents in connection with the Merger Agreement. On July 10, 2013, in connection with the MOU, MPG entered into an amendment to the Merger Agreement that amends the standstill provisions of the Merger Agreement to permit MPG to release third parties currently subject to confidentiality agreements with MPG from any standstill restrictions contained in such agreements. Accordingly, the Company has waived all standstill restrictions contained in those third party confidentiality agreements. The MOU and settlement are contingent upon, among other things, approval of the Superior Court of the State of California in Los Angeles County, further definitive documentation and consummation of the merger as set forth in the Merger Agreement. In the event that the MOU is not approved and such conditions are not satisfied, the Company will continue to vigorously defend these actions.

About MPG Office Trust, Inc.
MPG Office Trust, Inc. is the largest owner and operator of Class A office properties in the Los Angeles central business district. MPG Office Trust, Inc. is a full-service real estate company with substantial in-house expertise and resources in property management, leasing, and financing. For more information on MPG Office Trust, visit our website at www.mpgoffice.com.

About Brookfield Office Properties Inc.
Brookfield Office Properties owns, develops and manages premier office properties in the United States, Canada, Australia and the United Kingdom. Its portfolio is comprised of interests in 111 properties totaling 76 million square feet in the downtown cores of New York, Washington, D.C., Houston, Los Angeles, Denver, Seattle, Toronto, Calgary, Ottawa, London, Sydney, Melbourne and Perth, making it the global leader in the ownership and management of office assets. Landmark properties include Brookfield Places in New York City, Toronto and Perth, Bank of America Plaza in Los Angeles, Bankers Hall in Calgary, and Darling Park in Sydney. The company’s common shares trade on the NYSE and TSX under the symbol BPO. For more information, visit www.brookfieldofficeproperties.com.

Additional Information and Where to Find It
This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger transaction, the Company has filed a proxy statement with the SEC. The Company may also file other relevant documents with the SEC regarding the proposed merger transaction. Separately, an affiliate of BPO has filed tender offer materials with the SEC and the Company has filed a Solicitation/Recommendation Statement with respect to the tender offer. In addition, an affiliate of BPO has filed a registration statement with the SEC relating to preferred stock of such affiliate that may be issued to holders of the Company’s preferred stock who do not tender into the tender offer. The tender offer materials (including an Offer to Purchase, a related Letter of Transmittal and certain other offer documents) and the Solicitation/Recommendation Statement, as well as the related registration statement, contain important information, which should be read carefully before any decision is made with respect to the tender offer. INVESTORS ARE URGED TO READ THE PROXY STATEMENT, THE TENDER OFFER DOCUMENTS, THE SOLICITATION/RECOMMENDATION STATEMENT, THE RELATED REGISTRATION STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement, the tender offer materials (including an Offer to Purchase, a related Letter of Transmittal and certain other offer documents), the Solicitation/Recommendation Statement, the related registration statement and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company with the SEC are available free of charge on the Company’s website at www.mpgoffice.com or by directing a written request to MPG Office Trust, Inc., 355 South Grand Avenue, Suite 3300, Los Angeles, California 90071, Attention: Peggy Moretti. Copies of the tender offer materials and the Solicitation/Recommendation Statement, as well as the related registration statement, may also be obtained for free by contacting the Information Agent for the tender offer named in the tender offer materials.

Forward Looking Statements
In addition to historical information, this press release contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of and assumptions made by Company management, involve risks and uncertainties that could significantly affect the financial results of the Company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “projects,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature.

Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving the Company. All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, including statements relating to rent and occupancy growth, general conditions in the geographic areas where the Company operates and the availability of capital, are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, there can be no assurance that such expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic climates, (ii) changes in financial markets, interest rates, credit spreads, and foreign currency exchange rates, (iii) changes in the real estate markets, (iv) maintenance of real estate investment trust status, (v) availability of financing and capital, (vi) risks associated with the ability to consummate the merger and the timing of the closing of the merger, and (vii) those additional risks and factors discussed in reports filed with the SEC by the Company from time to time. The Company does not undertake any duty to update and revise statements contained in these materials based on new information or otherwise.

Participants in the Merger Solicitation
The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about the Company’s executive officers and directors in the Company’s Annual Report on Form 10-K filed with the SEC on March 18, 2013. Additional information regarding the interests of such potential participants has been included in the proxy statement and other relevant documents filed with the SEC in connection with the proposed transaction. You may obtain free copies of these documents from the Company using the sources indicated above.

Contact for MPG	Contact for Brookfield
Peggy Moretti Executive Vice President, Investor and Public Relations (213) 613-4558	Melissa Coley VP, Investor Relations and Communications (212) 417-7215 melissa.coley@brookfield.com